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                                 EXHIBIT 10.48

                 BUILD-TO-SUIT OFFICE LEASE AGREEMENT GUARANTY

                            PAYMENT AND PERFORMANCE

                     BY VANGUARD CELLULAR FINANCIAL CORP.

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                 BUILD-TO-SUIT OFFICE LEASE AGREEMENT GUARANTY
                 ---------------------------------------------

                            PAYMENT AND PERFORMANCE
                            -----------------------

     This Built-To-Suit Office Lease Agreement Guaranty ("Guaranty") is dated this 26th day of September, 1997, and is made by VANGUARD CELLULAR FINANCIAL CORP., a North Carolina corporation ("Guarantor")

                                   RECITALS
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     (A) Walsh, Higgins No. 33, L.P., a Pennsylvania limited partnership, as landlord ("Landlord"), contemporaneously herewith entered into that certain Build-To-Suit Lease Agreement ("Lease") with Pennsylvania Cellular Telephone Corp., a North Carolina corporation, as tenant ("Tenant"), for the leasing of that certain property located on approximately 10.5 acres in Commerce Park in Susquehanna Township, Dauphin County, Pennsylvania ("Premises").

     (B) Tenant is a wholly owned subsidiary of Guarantor's parent and Guarantor will be benefited by Landlord entering into the Lease.

     NOW, THEREFORE, for and in consideration of the Lease, and other good and valuable consideration the receipt and sufficiency are hereby acknowledged by Guarantor, Guarantor agrees, for the benefit of Landlord and its successors and assigns, as follows:

     1.   Recitals and Defined Terms.  The foregoing Recitals are deemed
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remade and form a part of this Guaranty.  Unless otherwise defined herein, all capitalized terms herein shall have the meanings ascribed to them in the Lease.

     2.   Guaranty.  Guarantor hereby unconditionally guarantees that
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Tenant shall completely perform, within the time required under the terms of the
Lease, each and every Tenant's obligations under the Lease, and to the extent that the Tenant fails to so do, shall pay all costs and expenses and shall pay, perform and discharge all liabilities and obligations contained in the Lease.

     If Tenant does not do the matters above specified in this Paragraph 2 on or before the times such matters are to be done by Tenant in accordance with the applicable provisions of the Lease after all notice and cure periods have expired, Guarantor unconditionally and irrevocably covenants and agrees that it shall, upon written notice from Landlord to Guarantor, at Guarantor's sole cost and expense and within the time provided in Paragraph 5 hereof, undertake the timely and complete discharge of each and every of Tenant's obligations, that Tenant, under the terms of the Lease, failed to so discharge.

     3.   Direct Action Against Guarantor.  The Landlord shall have and may
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exercise, in addition to all other rights, privileges, or remedies available to it hereunder, the specific right and
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remedy, exercisable by the Landlord, in its discretion, to sue for and obtain specific performance by Guarantor of Guarantor's covenants set forth herein, all at the cost of the Guarantor.

     4.   Indemnity.  In the event of any default by the Guarantor hereunder,
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the Guarantor shall indemnify and defend the Landlord against, and hold the
Landlord harmless from all liability, damage, cost and expense, including costs of suit and reasonable attorneys' fees, other than to the extent caused by the Landlord's negligent or willful misconduct, which the Landlord may incur by reason of such default by Guarantor; provided, however, the damages for which Guarantor shall indemnify Landlord hereunder shall not be any greater than the damages which Landlord is permitted to recover from Tenant under the Lease, without regard to any discharge, disaffirmation, rejection, stay or enforcement restriction in bankruptcy, receivership or other proceeding of Tenant.

5.   Election of Enforcement.  Landlord shall deliver to Guarantor a copy of any
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notice from Landlord to Tenant in which Landlord advises Tenant of any act or omission on the part of Tenant which, after the expiration of the applicable cure period provided in the Lease, would constitute a default by Tenant of its obligations under the Lease. After the expiration of all applicable cure periods afforded Tenant under the Lease in respect to such act or omission, Landlord shall advise Guarantor, in writing, of the same as a condition precedent to requiring any action of Guarantor hereunder, and Landlord, in the instance of a monetary default by Tenant, shall afford Guarantor an additional five (5) days in which to cure the monetary default of Tenant, and, in the instance of a non-monetary default by Tenant, shall afford Guarantor an additional thirty (30) days in which to cure the non-monetary default of Tenant.

     The Landlord may, at its option, after the expiration of the time periods provided above in this Paragraph 5, proceed to enforce this Guaranty against the Guarantor in the first instance without first proceeding against the Tenant or any other person and without first resorting to any security that may be held by the Landlord or to any other remedies, and the liability of Guarantor hereunder shall be in no manner affected or impaired by any failure, delay, neglect, omission or election by the Landlord not to realize upon or pursue any persons or security liable for the obligations of the Tenant under the terms of the Lease.

     6.   Modification of Obligations.  The Landlord, from time to time,
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without further notice to or assent from Guarantor and without in any manner affecting the liability of Guarantor and upon such terms and conditions as it may deem advisable, may: (a) extend in whole or in part, modify or release (or consent to any of the foregoing) the obligations of the Tenant under the terms of the Lease; and (b) settle, adjust or compromise any claim of the Landlord against Tenant in respect to the obligations under the terms of the Lease. The Guarantor hereby ratifies and confirms any such extension, renewal, change, release, waiver, surrender, exchange, modification, impairment, substitution, settlement, adjustment, compromise or consent and agree that the same shall be binding upon the Guarantor, and the Guarantor hereby expressly waives any and all defenses, counterclaims or offsets which the Guarantor might or could have by reason thereof, it being understood that the Guarantor shall at all times be bound by this Guaranty and remain liable to the Landlord, until each and every of the obligations of Tenant under the terms of the Lease have been fully and completely discharged, whereupon this Guaranty shall automatically terminate and be of no further force and effect. The Guarantor
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agrees that its obligations hereunder shall not be discharged, limited or otherwise affected by any circumstances which otherwise would constitute a legal or equitable discharge of the Guarantor as surety or guarantor. Except as hereafter provided, the Guarantor shall have any and all defenses available to the Guarantor that are available to the Tenant under the Lease to any claim made by Landlord under the terms of this Guaranty for the non-performance or payment by the Tenant under the terms of the Lease; provided, however, Guarantor shall not be discharged or released from or have a defense to any of its obligations under this Guaranty by reason of (i) a discharge in bankruptcy, receivership or other proceedings of Tenant, a disaffirmation or rejection of the Lease by a trustee, custodian or other representative in bankruptcy, a stay or other enforcement restriction, or any other reduction, modification, impairment or limitation of the liability of Tenant under the Lease, or (ii) the provisions of clause (b) of this paragraph 6 above provided. Nothing in this Guaranty shall be construed as a waiver by the Guarantor of any rights or claims it may have against the Landlord under this Guaranty or otherwise, but any recovery upon such rights and claims shall be pursued against Landlord in a separate cause of action and not as a claim of offset or counterclaim to any action brought Landlord under this Guaranty.

     7.   Lease Modification.  Landlord may, without the consent of the
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Guarantor, at any time and from time to time: (a) amend any provisions of the
Lease, and (b) make any agreement with the Tenant for the extension, renewal, modification, payment, compromise, discharge, exchange, settlement, waiver or release of any provision of the Lease.

     8.   No Prior Action.  The Guarantor hereby waives all requirements that
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the Landlord shall institute any action or proceedings at law or in equity against the Tenant or anyone else as a condition precedent to bringing an action against Guarantor under this Guaranty, and the Guarantor further agrees to make and perform its obligations hereunder whether or not any one or more of the following events have occurred: (a) Landlord has made any demand on Tenant; (b) Landlord has taken any action of any nature against or has pursued any rights which the Landlord has against any other person, partnership, corporation, association, or entity who may be liable for performance of Tenant's obligations under the terms of the Lease; or (c) Landlord has invoked any other remedies or rights Landlord has available with respect to the obligations of the Tenant under the terms of the Lease. All remedies afforded to the Landlord by reason of this Guaranty are separate and cumulative remedies and none of such remedies, whether exercised by the Landlord or not, shall be deemed to be an exclusion of any one of the other remedies available to the Landlord, and shall not in any way limit or prejudice any other legal or equitable remedy available to the Landlord.

     9.   No Release.  The Guarantor shall not be released by any act or
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thing which might, but for this provision of this Guaranty, be deemed a legal or equitable discharge of a surety or guarantor, or by reason of any waiver, extension, modification, forbearance or delay of the Landlord or its failure to proceed promptly or otherwise in the enforcement of the Lease or this Guaranty, and the Guarantor hereby expressly waives and surrenders any defense to its liability under this Guaranty based upon any of the foregoing acts, things, agreements or waivers.

     10.  Waiver of Demand.  Except as otherwise provided herein, the
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Guarantor hereby waives demand, protest, notice of protest and of dishonor, notice of acceptance hereof, notices of
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default and all other notices now or hereafter provided by law.

     11.  Termination of Guaranty.  Except as hereafter provided, this
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Guaranty shall terminate and be of no further force and effect, upon (i) the expiration of the Term of the Lease, or (ii) the termination of the Lease by Tenant in accordance with the provisions of the Lease, or (iii) Tenant's assignment, in accordance with the terms of the Lease, of all of Tenant's right, title and interest in and to the Lease to an assignee (x) whose (or its guarantor's) net worth, determined in accordance with generally accepted accounting principles, consistently applied, is be equal to or greater than the net worth of Guarantor as of the date of this Guaranty, (y) against whom (or its guarantor) there is no action or proceeding pending or threatened or against whom (or its guarantor) there is no contingent liability that, if decided or occurring against such assignee (or its guarantor), would have a material, adverse affect on the then current net worth of such assignee (or its guarantor), and (z) who executes an assumption agreement by and between Landlord and such assignee (or whose guarantor executes a guaranty), on terms, provisions and conditions reasonably acceptable to Landlord, pursuant to which such assignee (or its guarantor) assumes each and every of the future obligations of the Tenant under the terms of the Lease. Notwithstanding the foregoing, in the instance of clauses (i), (ii) and (iii) above, this Guaranty shall not terminate in respect to any of those obligations of Tenant under the Lease that, at the time of such expiration of the Term, termination of the Lease by Tenant or assumption of Tenant's obligations under the Lease, had accrued, but were not then fully discharged. Except as provided in this Paragraph 11, the termination of this Guaranty, upon the occurrence of any of the foregoing events, shall occur simultaneously with the occurrence of any of the foregoing events, without necessity of further notice.

     12.  Entire Agreement.  The Guarantor hereby agrees that this Guaranty
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contains the entire agreement between the parties and there is and can be no other oral or written agreement or understanding whereby the provisions of this Guaranty have been or can be affected, varied, waived or modified in any manner unless the same be set forth in writing and signed by the Landlord, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     13.  Governing Law.  This Guaranty is and shall be deemed to be a
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contract entered into under and pursuant to the laws of the Commonwealth of
Pennsylvania and shall be binding upon the Guarantor and its successors and assigns.

     14.  No Subrogation.  The Guarantor shall not, by reason of the
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performance of the terms and provisions of this Guaranty, succeed to or be subrogated to the rights and privileges of the Landlord against the Tenant or be deemed to be the successor or assign of the Landlord.

     15.  Cost of Enforcement.  The Guarantor agrees to pay all costs and
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expenses which may be incurred by the Landlord, its successors and assigns, in the enforcement of this Guaranty, including, but not limited to, reasonable attorneys' fees through and including the costs of any appeals and any appellate costs and regardless of whether any specific legal proceedings shall be commenced in connection therewith.
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     16.  Representation.  Guarantor hereby represents and warrants to Landlord
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that (i) the execution, delivery and performance of this Guaranty does not conflict with or result in any violation of constitute a default under any law, governmental regulation or court order or any agreement, instrument or document to which Guarantor is a party or by which Guarantor is bound, and (ii) this Guaranty is the legal, valid and binding obligation of Guarantor in accordance with its terms. The individual executing this Guaranty on behalf of Guarantor hereby represents and warrants to Landlord that such individual is duly authorized and empowered to execute this Guaranty on behalf of Guarantor and to cause this Guaranty to be the legal, valid and binding obligation of Guarantor.

     17.  Not Revocable.  This Guaranty is a irrevocable, unconditional, and
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current guaranty of payment and performance and not of collection.

     18.  Partial Invalidity.  In case any one or more of the provisions of
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this Guaranty shall be invalid, illegal or unenforceable in any respect, the validity of the remaining provisions shall be in no way affected, prejudiced or disturbed thereby.

     IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be executed and delivered to Landlord as of the day and year first above written.


                                              GUARANTOR:

                                              Vanguard Cellular Financial Corp.,
                                              a North Carolina corporation



                                              By: /s/ L. Richardson Preyer Jr.
                                                  -----------------------------
                                                Title: Executive Vice President
                                                       ------------------------
                                                Name:  L. Richardson Preyer Jr.
                                                       ------------------------


                                              Attest:  /s/ Richard C. Rowlenson
                                                       -------------------------
                                                Name:  Richard C. Rowlenson
                                                       -------------------------
                                                Title: Assistant Secretary
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